                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4841
-------------------------------------------------------------------------------

                           MFS MUNICIPAL INCOME TRUST
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
-------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
-------------------------------------------------------------------------------

                      Date of fiscal year end: October 31
-------------------------------------------------------------------------------

                   Date of reporting period: October 31, 2005
-------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds 10/31/05

ANNUAL REPORT

[graphic omitted]

MFS(R) MUNICIPAL INCOME TRUST

A path for pursuing opportunity

                                                       M F S(SM)
                                                       INVESTMENT MANAGEMENT(R)

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

MFS(R) MUNICIPAL INCOME TRUST 10/31/05

The trust seeks to provide high current income exempt from federal income taxes.

New York Stock Exchange Symbol: MFM

TABLE OF CONTENTS
----------------------------------------------------

LETTER FROM THE CEO                                1
----------------------------------------------------
PORTFOLIO COMPOSITION                              2
----------------------------------------------------
MANAGEMENT REVIEW                                  3
----------------------------------------------------
PORTFOLIO MANAGER'S PROFILE                        4
----------------------------------------------------
PERFORMANCE SUMMARY                                5
----------------------------------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN       8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                           9
----------------------------------------------------
FINANCIAL STATEMENTS                              29
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     34
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                            40
----------------------------------------------------
TRUSTEES AND OFFICERS                             41
----------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT     46
----------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION             50
----------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                    50
----------------------------------------------------
FEDERAL TAX INFORMATION                           50
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders,
Most investors are familiar with the basic principles of investing - focus on the long term and keep your assets diversified across different investment categories. Still, it is surprising how often we forget these basic lessons. Certainly, the dot-com euphoria that overtook Wall Street in the late 1990s had many people hoping they could become millionaires overnight. But the market decline that started in the spring of 2000 taught everyone how misguided those hopes had been.

Now, less than five years after the market taught a harsh lesson in the follies of speculative investing, we are seeing a number of trends that suggest many investors, including professionals, are hoping for overnight miracles again. We see a steady stream of market "gurus" on television news shows, promising to teach amateur investors the strategies that will allow them to get rich quick. Hedge funds - which by their nature move in and out of investments rapidly - have soared in popularity over the past five years. We are reminded every day that we live in a "what have you done for me lately?" world, but this mindset should not influence how we invest and manage our money. In fact, investors often fall short of their goals because they trade in and out of investments too frequently and at inopportune times.

Throughout our entire 80-year history, MFS" money management process has focused on long-term investment opportunities. We firmly believe that one of the best ways to realize long-term financial goals - be it a college education, a comfortable retirement, or a secure family legacy - is to follow a three-pronged approach that focuses on longer time horizons. Allocate holdings across the major asset classes - including stocks, bonds, and cash. Diversify within each class to take advantage of different market segments and investing styles. And rebalance assets regularly to maintain a desired asset allocation.*

This long-term approach requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    December 15, 2005

* Asset allocation, diversification, and rebalancing does not guarantee a profit or protect against a loss. The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

PORTFOLIO STRUCTURE*

              Bonds                                      99.4%
              Cash & Other Net Assets                     0.6%

              TOP FIVE FIXED INCOME INDUSTRIES*

              Healthcare Revenue/Hospitals               27.9%
              ------------------------------------------------
              Healthcare Revenue/Long-term Care           8.4%
              ------------------------------------------------
              Utilities/Investor Owned                    7.2%
              ------------------------------------------------
              Industrial Revenue/Paper                    4.8%
              ------------------------------------------------
              Tobacco                                     4.2%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS**

              AAA                                        17.0%
              ------------------------------------------------
              AA                                          3.2%
              ------------------------------------------------
              A                                          11.0%
              ------------------------------------------------
              BBB                                        31.8%
              ------------------------------------------------
              BB                                          8.7%
              ------------------------------------------------
              B                                           5.0%
              ------------------------------------------------
              CCC                                         2.7%
              ------------------------------------------------
              Not Rated                                  20.6%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration*****                        7.1
              ------------------------------------------------
              Average Life***                        16.6 yrs.
              ------------------------------------------------
              Average Maturity***                    18.3 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities****                              BBB+
              ------------------------------------------------
              Average Short Term Credit Quality            A-1
              ------------------------------------------------

    * For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

   ** Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in a "AAA"-rating category. Percentages are based on the total market value of investments as of 10/31/05.

  *** The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

 **** The Average Credit Quality of Rated Securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

***** Duration is a measure of how much a bond fund's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a fund with a 5-year duration is likely to lose about 5.00% of its value.

Percentages are based on net assets, including preferred shares, as of 10/31/05, unless otherwise noted.

The portfolio is actively managed, and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended October 31, 2005, shares of the MFS Municipal Income Trust provided a total return of 7.92%, at net asset value. In comparison, the trust's benchmark, the Lehman Brothers Municipal Bond Index, returned 2.54%.

CONTRIBUTORS TO PERFORMANCE

Our overweighted positions in the strong-performing health care and tobacco sectors boosted the trust's performance relative to the benchmark. Security selection in the health care, industrials, transportation, and utilities sectors also aided relative results during the period.

Relative performance was also positively impacted by credit quality. The trust benefited from its exposure to "BBB"-rated bonds which outperformed higher-quality issues over the period (bonds rated "BBB" or higher are considered investment-grade; bonds rated "BB" or lower are considered non-investment-grade). In addition, the trust's positions in non-investment-grade debt, which is not held by the benchmark, also aided relative returns.

DETRACTORS FROM PERFORMANCE

Our positioning along the yield curve detracted from relative performance for the period. (A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward sloping, with short-term rates lower than long-term rates.) Compared with our benchmark, the trust was underweighted in bonds on the long end of the curve (represented by bonds with durations of 11-to-25+ years). (Duration is a measure of a portfolio's sensitivity to changes in interest rates.) On a relative basis, our underweighting in longer-maturity bonds hurt relative performance as long-term municipal bond rates declined during the period, most notably on the lower-quality securities.

Respectfully,

Geoffrey Schechter
Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report, as stated on the cover, and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Schechter, CFA, CPA, is a Senior Vice President of MFS Investment Management (MFS) and a portfolio manager of our municipal bond funds. He also manages several other state municipal bond portfolios for MFS. He joined MFS as a portfolio manager, and named Senior Vice President in 2002.

Geoff is a graduate of the University of Texas and has an M.B.A. degree from Boston University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

PERFORMANCE SUMMARY THROUGH 10/31/05

All results are historical. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

PRICE SUMMARY

------------------------------------------------------------------------------
Year ended 10/31/05
------------------------------------------------------------------------------
                                                 Date                  Price
------------------------------------------------------------------------------
Net asset value                                10/31/2005                $7.92
------------------------------------------------------------------------------
                                               10/31/2004                $7.86
------------------------------------------------------------------------------
New York Stock Exchange Price                  10/31/2005                $8.27
------------------------------------------------------------------------------
                                                7/14/2005  (high)*       $8.47
------------------------------------------------------------------------------
                                                3/23/2005  (low)*        $7.32
------------------------------------------------------------------------------
                                               10/31/2004                $7.83
------------------------------------------------------------------------------
* For the period from November 1, 2004, through October 31, 2005.

TOTAL RETURN VS BENCHMARKS

------------------------------------------------------------------------------
Year ended 10/31/05
------------------------------------------------------------------------------
New York Stock Exchange price**                                         13.18%
------------------------------------------------------------------------------
Net asset value**                                                        7.92%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                                    2.54%
------------------------------------------------------------------------------
Lipper Closed-End High Yield Municipal Index+                            8.29%
------------------------------------------------------------------------------

** Includes reinvestment of dividend and capital gain distributions.

 + Source: Lipper Inc., an independent firm that reports mutual fund performance.

 # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

Lehman Brothers Municipal Bond Index - is a market-value-weighted index representative of the tax-exempt bond market.

Lipper Closed-End High Yield Municipal Index - measures the performance of the closed-end funds in the Lipper database which invest at least 50% of assets in lower-rated municipal debt issues.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The trust's shares may trade at a discount to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. The trust's shares also may trade at a premium to their net asset value.

When trust shares trade at a premium, buyers pay more than the asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and increasing the trust's expense ratio.

From time to time the trust may receive proceeds from litigation settlements, without which performance would be lower.

KEY RISK CONSIDERATIONS

The portfolio invests in municipal securities that are general obligations backed by the full faith and credit of the municipal issuer and revenue obligations that are not backed by the issuer. Therefore, revenue obligations are subject to a higher degree of credit risk than general obligations. Any municipal security that is backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. The portfolio may invest in derivative securities, which may include futures, options and swaps. These types of instruments can increase price fluctuation. The portfolio invests in high yield or lower-rated securities which may provide greater returns but are subject to greater-than-average risk. A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

The portfolio's value will fluctuate in response to market conditions and issuer, regulatory, economic, or political developments. In general, fixed income securities will decline when interest rates rise and will increase when interest rates fall. Many fixed income securities also involve credit risk, which is the risk that issuers may fail to make timely principal or interest payments. In addition, fixed income securities with longer maturity dates will be subject to greater price fluctuations than those with shorter maturity periods.

The portfolio may invest a higher percentage of its assets in a small number of issuers, thereby making it more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

These risks may increase share price volatility.

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The trust offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS - 10/31/05

The Portfolio of Investments is a complete list of all securities owned by your trust. It is categorized by broad-based asset classes.

Municipal Bonds - 140.1%
-------------------------------------------------------------------------------------------------
ISSUER                                                              PAR AMOUNT            $ VALUE
-------------------------------------------------------------------------------------------------
Airport & Port Revenue - 4.5%
-------------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev., RITES, FSA,
8.002%, 2022+(+)                                                   $  1,500,000    $    1,779,270
Oklahoma City, OK, Airport Trust Rev., FSA, 5.75%, 2016               3,125,000         3,326,561
Port Authority, NY, Special Obligations Rev. (JFK
International), MBIA, 5.75%, 2022                                     7,000,000         7,421,171
Seattle, WA, Airport Trust Rev., FGIC, 5.625%, 2018                   1,500,000         1,597,080
                                                                                   --------------
                                                                                   $   14,124,082
-------------------------------------------------------------------------------------------------
Chemicals - 0.6%
-------------------------------------------------------------------------------------------------
Red River Authority, TX, Pollution Control Rev. (Celanese
Project), 6.7%, 2030                                               $  1,920,000    $    2,053,094
-------------------------------------------------------------------------------------------------
General Obligations - General Purpose - 3.1%
-------------------------------------------------------------------------------------------------
Huntsville, AL, Capital Improvement Water, "C", MBIA, 5%, 2024     $    275,000    $      285,442
Jefferson County, OH, ASST GTY, 7.125%, 2005(++)                      1,000,000         1,023,370
Kane Kendall Countys, IL, Capital Appreciation, "E", FGIC,
0%, 2023                                                              1,945,000           770,103
Kane Kendall Countys, IL, Capital Appreciation, "E", FGIC,
0%, 2025                                                              1,915,000           672,529
Lake County, IL, Land Acquisition & Development, 5.75%, 2017          1,000,000         1,089,850
New York City, NY, 6.125%, 2006(++)                                   2,000,000         2,045,220
New York City, NY, "M", 5%, 2035                                      3,800,000         3,856,848
                                                                                   --------------
                                                                                   $    9,743,362
-------------------------------------------------------------------------------------------------
General Obligations - Schools - 0.5%
-------------------------------------------------------------------------------------------------
Aledo, TX, Independent School District, School Building, "A",
PSF, 5.125%, 2033                                                  $    955,000    $      988,091
Leander, TX, Independent School District, Capital
Appreciation, Refunding, School Building, FGIC, 0%, 2026              1,285,000           430,385
Leander, TX, Independent School District, Capital
Appreciation, Refunding, School Building, FGIC, 0%, 2031              1,295,000           320,927
                                                                                   --------------
                                                                                   $    1,739,403
-------------------------------------------------------------------------------------------------
Healthcare Revenue - Hospitals - 39.5%
-------------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev
(South Hills Health Systems), "B", 6.75%, 2025                     $    500,000    $      527,230
Allegheny County, PA, Hospital Development Authority Rev
(West Penn Allegheny Health), 9.25%, 2030                             2,000,000         2,365,620
Allegheny County, PA, Hospital Development Authority Rev
(West Penn Allegheny Health), "B", 9.25%, 2022                        1,000,000         1,187,310
Athens County, OH, Hospital Facilities Rev. (O'Bleness
Memorial Hospital), "A", 7.125%, 2033                                 1,500,000         1,553,205
Baldwin County, AL, Eastern Shore Health Care Authority Rev
(Thomas Hospital), 5.75%, 2008(++)                                      700,000           752,521
Brookhaven, NY, Civic Facilities Rev. (Memorial Hospital
Medical Center, Inc.), 7.75%, 2010                                      695,000           739,515
California Valley Health Systems, COP, 6.875%, 2023                     740,000           743,981
Healthcare Revenue - Hospitals - continued
-------------------------------------------------------------------------------------------------
Chautauqua County, NY, Industrial Development Agency, Civic
Facilities Rev. (Women's Christian Assn.), "A", 6.35%, 2017        $    255,000    $      258,045
Chautauqua County, NY, Industrial Development Agency, Civic
Facilities Rev. (Women's Christian Assn.), "A", 6.4%, 2029              980,000           974,777
Chemung County, NY, Civic Facilities Rev. (St. Joseph's
Hospital-Elmira), "A", 6%, 2013                                         540,000           542,198
Chemung County, NY, Civic Facilities Rev. (St. Joseph's
Hospital-Elmira), "B", 6.35%, 2013                                      140,000           142,901
Chester County, PA, Health & Educational Facilities Rev
(Chester County Hospital), 6.75%, 2021                                1,625,000         1,717,381
Citrus County, FL, Hospital Development Authority Rev
(Citrus Memorial Hospital), 6.25%, 2023                                 955,000         1,018,555
Coffee County, GA, Hospital Authority Rev. (Coffee Regional
Medical Center, Inc.), 5%, 2026                                          40,000            40,143
Colorado Health Facilities Authority Rev. (Parkview Medical
Center), 6.5%, 2020                                                   1,230,000         1,352,139
Colorado Health Facilities Authority Rev. (Parkview Medical
Center), 6.6%, 2025                                                   1,000,000         1,095,800
Colorado Health Facilities Authority Rev. (Portercare
Adventist Health Systems), 6.625%, 2011(++)                             675,000           789,480
Comal County, TX, Health Facilities Development Rev. (McKenna
Memorial Hospital), "A", 6.125%, 2022                                   500,000           529,740
Crittenden County, AR, Arkansas Hospital Rev., 7%, 2020               1,030,000         1,031,092
Cuyahoga County, OH, Hospital Facilities Rev. (Canton, Inc.),
7.5%, 2030                                                            1,330,000         1,477,750
Delaware Health Facilities Authority Rev. (Nanticoke Memorial
Hospital), 5.625%, 2032                                               1,250,000         1,314,063
Denver, CO, Health & Hospital Authority Rev., 5.25%, 2013               635,000           647,090
Denver, CO, Health & Hospital Authority Rev., 5.375%, 2018            1,500,000         1,529,310
Denver, CO, Health & Hospital Authority Rev., 5.375%, 2028              860,000           861,359
Denver, CO, Health & Hospital Authority Rev., "A", 6%, 2023             250,000           265,373
District of Columbia, Health & Hospital Authority Rev
(Medstar University Hospital), "D", 6.875%, 2007(++)                  1,200,000         1,256,760
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial
Hospital), 6.2%, 2025                                                   250,000           245,225
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial
Hospital), 6.5%, 2031                                                   295,000           291,345
Grand Forks, ND, Health Care Authority Rev. (Altru Health
Systems Obligated Group), 7.125%, 2024                                  755,000           839,620
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital),
5.75%, 2031                                                           1,000,000         1,022,660
Highlands County, FL, Health Facilities Authority Rev
(Adventist/Sunbelt Hospital), 6%, 2031                                  900,000           970,083
Houston County, AL, Health Care Authority Rev., AMBAC,
6.25%, 2030                                                           2,000,000         2,216,800
Huntsville, AL, Health Care Authority Rev., 5.625%, 2026                875,000           911,269
Illinois Development Finance Authority, Hospital Authority
Rev. (Adventist/Sunbelt Hospital), 5.65%, 2024                        1,750,000         1,824,253
Illinois Health Facilities Authority Rev. (Centegra Heath
Systems), 5.25%, 2018                                                 1,000,000         1,013,960
Indiana Health Facilities Financing Authority, Hospital Rev
(Community Hospital), "A", AMBAC, 5%, 2035                            1,780,000         1,823,254
Indiana Health Facilities Financing Authority, Hospital Rev
(Munster Medical Research Foundation, Inc.), 6.375%, 2031             3,990,000         4,207,934
Indiana Health Facilities Financing Authority, Hospital Rev
(Riverview Hospital), 6.125%, 2031                                    1,000,000         1,042,720
Joplin, MO, Industrial Development Authority Health
Facilities Rev. (Freeman Health Systems), 5.5%, 2029                    440,000           453,776
Joplin, MO, Industrial Development Authority Health
Facilities Rev. (Freeman Health Systems), 5.75%, 2035                   475,000           502,873
Kentucky Economic Development Finance Authority, Health
Systems Rev. (Norton Healthcare, Inc.), 6.5%, 2020                    5,000,000         5,457,700
Knox County, TN, Health Educational Housing Facilities Board,
Hospital Facilities Rev. (Baptist Health Systems), 6.5%, 2031         1,725,000         1,828,362
Lauderdale County & Florence, AL, Health Care Authority Rev
(Coffee Health Group), MBIA, 5.625%, 2021                             3,000,000         3,257,820
Lufkin, TX, Health Facilities Rev. (Memorial Health System of
East Texas), 6.875%, 2006(++)                                         1,590,000         1,638,416
Lufkin, TX, Health Facilities Rev. (Memorial Health System of
East Texas), 5.7%, 2008(++)                                             995,000         1,064,610
Macomb County, MI, Hospital Finance Authority Rev. (Mount
Clemens General Hospital), 5.75%, 2025                                1,000,000           997,470
Macomb County, MI, Hospital Finance Authority Rev. (Mount
Clemens General Hospital), 5.875%, 2034                                 905,000           882,384
Maryland Health & Higher Educational Facilities Authority
Rev. (Medstar Health), 5.5%, 2033                                       380,000           389,812
Maryland Health & Higher Educational Facilities Authority
Rev. (North Arundel Hospital), 6.5%, 2010(++)                         1,500,000         1,705,350
Massachusetts Health & Educational Facilities Authority Rev
(Berkshire Health Systems), 6.25%, 2031                               1,900,000         2,015,330
Massachusetts Health & Educational Facilities Authority Rev
(Caritas Christi), 6.5%, 2012                                           600,000           653,592
Massachusetts Health & Educational Facilities Authority Rev
(Caritas Christi), 5.7%, 2015                                           500,000           513,470
Massachusetts Health & Educational Facilities Authority Rev
(Jordan Hospital), 5.25%, 2018                                        1,400,000         1,399,426
Massachusetts Health & Educational Facilities Authority Rev
(Northern Berkshire Health), "B", 6.375%, 2034                          640,000           658,720
Massachusetts Health & Educational Facilities Authority Rev
(Saints Memorial Medical Center), 6%, 2023                              465,000           467,753
Miami Beach, FL, Health Facilities Rev. (Mount Sinai Medical
Center), 6.75%, 2029                                                    810,000           887,744
Miami Beach, FL, Health Facilities Rev. (Mount Sinai Medical
Center), "A", 6.7%, 2019                                                995,000         1,080,540
Mississippi Business Finance Corp., Health Facilities Rev
(Rush Medical Foundation, Inc.), 5.625%, 2023                           845,000           833,035
Mississippi Hospital Equipment, Health Facilities Rev. (Rush
Medical Foundation, Inc.), 5.4%, 2007                                   210,000           212,363
Monroe County, NY, Industrial Development Agency, Civic
Facilities Rev. (Highland Hospital of Rochester), 5%, 2025               65,000            65,344
Montgomery, AL, Special Care Facilities, Financing Authority
Rev. (Baptist Health), "A-2", MBIA, 0% to 2007, 5% to 2022            1,725,000         1,581,118
Montgomery, AL, Special Care Facilities, Financing Authority
Rev. (Baptist Health), "C", 5.25%, 2029                                 760,000           765,419
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair
Memorial Hospital), 5.625%, 2032                                        435,000           452,457
Nassau County, NY, Industrial Development Agency, Civic
Facilities Rev. (North Shore Health System), 5.625%, 2010               620,000           646,827
Nassau County, NY, Industrial Development Agency, Civic
Facilities Rev. (North Shore Health System), 5.875%, 2011               485,000           512,029
New Hampshire Health & Educational Facilities Authority Rev
(Covenant Health), 6.5%, 2017                                           870,000           977,254
New Hampshire Higher Educational & Health Facilities
Authority Rev. (Catholic Medical Center), 6.125%, 2032                1,000,000         1,036,250
New Jersey Health Care Facilities, Financing Authority Rev
(Children's Specialized Hospital), "A", 5.5%, 2030                      245,000           252,377
New Jersey Health Care Facilities, Financing Authority Rev
(St. Peter's University Hospital), 6.875%, 2030                       3,000,000         3,285,780
New York City, NY, Industrial Development Agency, Civic
Facilities Rev. (Staten Island University Hospital), "A",
6.375%, 2031                                                            500,000           506,135
New York City, NY, Health & Hospital Corp. Rev., "A",
5.25%, 2017                                                             700,000           730,359
New York State Dormitory Authority Rev., Non State Supported
Debt (Mt. Sinai NYU Health), 5.5%, 2026                                 635,000           643,058
New York State Dormitory Authority Rev., Non State Supported
Debt (Mt. Sinai NYU Health), C", 5.5%, 2026                             500,000           506,370
North Texas Health Facilities Development Corp. Rev. (United
Regional Health Care System, Inc.), 6%, 2023                          1,000,000         1,073,410
Ohio County, WV, County Commission Health System Rev. (Ohio
Valley Medical Center), 5.75%, 2013                                     850,000           809,880
Oklahoma Development Finance Authority Rev. (Comanche County
Hospital), 6.6%, 2031                                                 1,665,000         1,815,549
Rhode Island Health & Education Building Rev., Hospital
Financing (Lifespan Obligated Group), 6.375%, 2021                    1,805,000         2,005,265
Rhode Island Health & Education Building Rev., Hospital
Financing (Lifespan Obligated Group), 6.5%, 2032                        505,000           556,308
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare
Systems, Inc.), 6.375%, 2014                                            955,000           939,118
Russell, KY (Bon Secours Health Systems), ETM, 5.85%, 2005(++)        3,000,000         3,003,180
Salt Lake City, UT, Hospital Authority Rev. INFLOS, AMBAC,
ETM (Intermountain Health Care), 10.833%, 2020(+),(++)                  600,000           602,532
Shelby County, TN, Educational & Hospital Facilities Board
Hospital Rev. (Methodist Healthcare), 6.375%, 2012(++)                  625,000           723,388
Shelby County, TN, Educational & Housing Facilities Board
Hospital Rev. (Methodist Healthcare), 6.25%, 2012(++)                   185,000           212,741
Shelby County, TN, Educational & Housing Facilities Board
Hospital Rev. (Methodist Healthcare), 6.25%, 2012(++)                   315,000           362,234
Shelby County, TN, Educational & Housing Facilities Board
Hospital Rev. (Methodist Healthcare), 6.375%, 2012(++)                  375,000           434,033
South Carolina Jobs & Economic Development Authority (Bon
Secours Health Systems, Inc.), "A", 5.625%, 2030                        710,000           732,628
South Carolina Jobs & Economic Development Authority,
Hospital Facilities Rev. (Palmetto Health Alliance),
6.25%, 2031                                                             835,000           899,596
South Carolina Medical University, Hospital Facilities Rev.,
"A", MBIA, 5%, 2031                                                     685,000           699,597
South Dakota Health & Education Facilities Authority Rev
(Prairie Lakes Health Care System), 5.625%, 2032                        670,000           687,293
Southwestern Illinois Development Authority Rev. (Anderson
Hospital), 5.5%, 2020                                                    60,000            62,420
Southwestern Illinois Development Authority Rev. (Anderson
Hospital), 5.625%, 2029                                                 870,000           892,550
Springfield, TN, Health & Educational Facilities Rev
(Northcrest Medical Center), 5.25%, 2018                              1,400,000         1,383,242
State of Arkansas, Development Finance Authority Rev
(Washington Regional Medical Center), 7.25%, 2010(++)                   500,000           573,320
Steubenville, OH, Hospital Authority Rev. (Trinity Health
Center), 6.5%, 2030                                                   1,300,000         1,424,137
Stillwater, OK, Medical Center Authority, 5.625%, 2023                1,000,000         1,048,170
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial
Healthcare), 6.25%, 2020                                              3,085,000         3,274,357
Texas Metro Health Facilities Development Corp., Metro Health
Facilities Development Rev. (Wilson N. Jones Memorial
Hospital), 7.2%, 2021                                                   700,000           711,697
Texas Metro Health Facilities Development Corp., Metro Health
Facilities Development Rev. (Wilson N. Jones Memorial
Hospital), 7.25%, 2031                                                1,000,000         1,013,210
Tom Green County, TX, Health Facilities Rev. (Shannon Health
System), 6.75%, 2021                                                  1,250,000         1,347,700
Upper Illinois River Valley Development, Health Facilities
Rev. (Morris Hospital), 6.625%, 2031                                    600,000           652,020
Valley, AL, Special Care Facilities, Financing Authority Rev
(Lanier Memorial Hospital), 5.6%, 2016                                  600,000           599,508
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional
Health Center), 6.375%, 2031                                          1,500,000         1,575,405
Washington County, AR, Hospital Rev., Regional Medical Center
"A", 5%, 2035                                                           250,000           243,240
Washington County, AR, Hospital Rev., Regional Medical Center
"B", 5%, 2025                                                         1,000,000           998,700
Weirton, WV, Municipal Hospital Building, Commission Rev
(Weirton Hospital Medical Center), 6.375%, 2031                       1,115,000         1,117,431
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center),
6.25%, 2032                                                           1,000,000         1,056,670
West Plains, MO, Industrial Development Authority Rev
(Ozarks Medical Center), 6.75%, 2024                                    170,000           174,891
West Shore Pennsylvania, Hospital Authority Rev. (Holy Spirit
Hospital), 6.2%, 2026                                                 1,250,000         1,330,638
Wichita, KS, Hospital Authority Rev. (Via Christi Health
System), 6.25%, 2020                                                  1,500,000         1,664,730
Wisconsin Health & Educational Facilities Authority Rev
(Aurora Health Care, Inc.), 6.875%, 2030                              1,000,000         1,143,450
Wisconsin Health & Educational Facilities Authority Rev
(Aurora Health Care, Inc.), MBIA, 5.25%, 2017                         5,000,000         5,237,500
Yonkers, NY, Industrial Development Agency, Civic Facilities
Rev. (St. John's Riverside Hospital), 6.8%, 2016                        710,000           733,842
Yonkers, NY, Industrial Development Agency, Civic Facilities
Rev. (St. John's Riverside Hospital), "A", 7.125%, 2031                 490,000           503,730
Yonkers, NY, Industrial Development Agency, Civic Facilities
Rev. (St. Joseph's Hospital), "C", 6.2%, 2020                           750,000           659,700
                                                                                   --------------
                                                                                   $  124,962,794
-------------------------------------------------------------------------------------------------
Healthcare Revenue - Long Term Care - 11.9%
-------------------------------------------------------------------------------------------------
Abilene, TX, Health Facilities Development Co., Retirement
Facilities Rev. (Sears Methodist Retirement), "A", 7%, 2033        $    345,000    $      370,292
Arizona Health Facilities Authority Rev. (The Terraces
Project), 7.75%, 2033+                                                  750,000           825,878
Bell County, TX, Health Facilities Development Rev. (Advanced
Living Technology), 7.75%, 2006                                         130,000           128,346
Bell County, TX, Health Facilities Development Rev. (Advanced
Living Technology), 8.125%, 2016                                      1,085,000         1,007,661
Bell County, TX, Health Facilities Development Rev. (Advanced
Living Technology), 8.5%, 2026                                        2,405,000         2,183,091
Bridgeport, CT, Senior Living Facility Rev. (3030 Park
Retirement Community), 7.25%, 2035                                    1,020,000         1,012,442
Cambria County, PA, Industrial Development Authority Rev
(Beverly Enterprises, Inc.), 10%, 2012                                  400,000           456,144
Chester County, PA, Industrial Development Authority Rev
(RHA Nursing Home), 8.5%, 2032                                          595,000           616,646
Clarion, PA, Industrial Development Authority Rev. (Beverly
Enterprises, Inc.), 7.5%, 2012                                        1,000,000         1,017,680
Colorado Health Facilities Authority Rev. (Covenant
Retirement Communities, Inc.), "B", 6.125%, 2033                      1,000,000         1,070,870
Colorado Health Facilities Authority Rev. (Evangelical
Lutheran), 6.9%, 2025                                                 3,000,000         3,403,590
Contra Costa County, CA, Residential Rental Facilities Rev
(Cypress Meadows), 7%, 2028+**                                          217,707            65,312
Cumberland County, PA, Retirement Community Rev. (Wesley
Affiliated Services), 7.25%, 2035                                     1,000,000         1,066,930
Franklin County, OH, Healthcare Facilities Rev. (Ohio
Presbyterian), 7.125%, 2029                                           1,000,000         1,094,050
Fulton County, GA, Residential Care Facilities (Canterbury
Court), "A", 6.125%, 2034                                               330,000           332,277
Greenville County, SC, Hospital Rev. (Chestnut Hill) "A",
8%, 2015                                                              2,190,000         2,199,483
Iowa Finance Authority, Health Care Facilities Rev. (Care
Initiatives Project), 5.75%, 2018                                       895,000           883,177
Iowa Finance Authority, Health Care Facilities Rev. (Care
Initiatives Project), 9.25%, 2025                                     1,645,000         1,963,127
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village,
Inc.), 6.875%, 2032                                                     500,000           537,985
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village,
Inc.), "B", 6.25%, 2026                                                 500,000           509,635
Maine Health & Higher Educational Facilities Rev. (Piper
Shores), 7.5%, 2009(++)                                                 825,000           906,535
Millbrae, CA, Residential Facilities Rev. (Magnolia of
Millbrae), "A", 7.375%, 2027                                          1,900,000         1,988,084
Montgomery County, PA, Higher Education & Health Authority
Rev. (AHF/Montgomery), 10.5%, 2020                                    2,175,000         2,190,791
Montgomery County, PA, Industrial Development Authority Rev
(Whitemarsh Continuing Care), 6.125%, 2028                              250,000           257,355
Montgomery County, PA, Industrial Development Authority Rev
(Whitemarsh Continuing Care), 6.25%, 2035                               700,000           723,002
New Jersey Economic Development Authority Rev. (Courthouse
Convalescent Center), "A", 8.7%, 2014                                   650,000           650,858
New Jersey Economic Development Authority Rev. (Lions Gate),
"A", 5.875%, 2037                                                       310,000           313,181
New Jersey Health Care Facilities Financing Authority Rev
(Cherry Hill), 8%, 2027                                               1,000,000         1,036,140
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort
Norfolk Retirement Community), "A", 6%, 2025                            125,000           125,463
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort
Norfolk Retirement Community), "A", 6.125%, 2035                         90,000            89,922
Reedley, CA, COP (Mennonite Home), 7.5%, 2006(++)                     2,705,000         2,864,108
Shelby County, TN, Health Educational Rev. (Germantown
Village), 7.25%, 2034                                                   820,000           857,113
State of Hawaii, Department of Budget & Finance, Special
Purpose Rev. (Kahala Nui Senior Living Community), 8%, 2033             500,000           577,700
Sterling, IL (Hoosier Care), 7.125%, 2034                               710,000           647,605
Travis County, TX, Health Facilities Development Corp.,
Retirement Facilities Rev. (Querencia Barton Creek),
5.5%, 2025                                                              220,000           212,951
Travis County, TX, Health Facilities Development Corp.,
Retirement Facilities Rev. (Querencia Barton Creek),
5.65%, 2035                                                             310,000           299,928
Washington County, FL, Industrial Development Authority Rev
(Washington County), 10%, 2016                                          860,000           860,688
Waterford Township, MI, Economic Development Corp. Rev
(Canterbury Health), 6%, 2039+                                        1,500,000         1,243,170
Wilkinsburg, PA, Municipal Authority Health Rev. (Monroeville
Christian/Judea), 8.25%, 2027                                           985,000         1,009,980
                                                                                   --------------
                                                                                   $   37,599,190
-------------------------------------------------------------------------------------------------
Human Services - 2.8%
-------------------------------------------------------------------------------------------------
Cheneyville, LA, Westside Habilitation Center Rev., 8.375%, 2013   $  1,410,000    $    1,427,343
Iowa Finance Authority, Community Provider (Boys & Girls
Home), 6.25%, 2028                                                      500,000           474,720
Lehigh County, PA, General Purpose Authority (Kidspeace Corp.),
6%, 2023                                                              3,000,000         2,810,520
New York City, NY, Industrial Development Agency, Civic
Facility Rev. (Special Needs Facilities), 6.5%, 2017                  1,030,000         1,062,775
New York City, NY, Industrial Development Agency, Civic
Facility Rev. (A Very Special Place, Inc.), "A", 5.75%, 2029          1,000,000           937,800
Orange County, FL, Health Facilities Authority Rev. (GF/
Orlando Healthcare Facilities), 8.75%, 2011                             510,000           533,078
Orange County, FL, Health Facilities Authority Rev. (GF/
Orlando Healthcare Facilities), 9%, 2031                              1,000,000         1,071,970
Osceola County, FL, Industrial Development Authority Rev
(Community Provider), 7.75%, 2017                                       454,000           454,958
                                                                                   --------------
                                                                                   $    8,773,164
-------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 2.5%
-------------------------------------------------------------------------------------------------
Alliance Airport Authority, Inc., TX, Special Facilities Rev
(AMR Corp.), 7.5%, 2029                                            $    215,000    $      161,347
Dallas Fort Worth, TX, International Airport Facility
Improvement Corp. (American Airlines, Inc.), 7.25%, 2030              1,305,000           946,686
Dallas Fort Worth, TX, International Airport Facility
Improvement Corp. (American Airlines, Inc.), 6.375%, 2035             2,150,000         1,400,618
Houston, TX, Airport Systems Rev., Special Facilities
(Continental, Inc.), "E", 6.75%, 2029                                 1,000,000           857,080
New Jersey Economic Development Authority (Continental
Airlines, Inc.), 7.2%, 2030                                           1,595,000         1,381,764
New Jersey Economic Development Authority, Special Facilities
Rev. (Continental Airlines, Inc.), 6.25%, 2029                          505,000           406,121
New York City, NY, Industrial Development Agencies Rev
(Continental Airlines, Inc.), 7.25%, 2008                               160,000           157,934
New York City, NY, Industrial Development Agencies Rev
(Continental Airlines, Inc.), 8%, 2012                                  300,000           288,156
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines,
Inc.) "B", 5.65%, 2035                                                   40,000            37,642
Tulsa, OK, Municipal Airport Trust Rev. (AMR Corp.) "B", 6%, 2035     2,500,000         2,376,150
                                                                                   --------------
                                                                                   $    8,013,498
-------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 1.0%
-------------------------------------------------------------------------------------------------
Sweetwater County, WY, Solid Waste Disposal Rev. (FMC Corp.),
"A", 7%, 2024                                                      $  3,000,000    $    3,020,310
-------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 3.5%
-------------------------------------------------------------------------------------------------
California Pollution Control Financing Authority, Solid Waste
Disposal Rev. (Browning Ferris, Inc.), "A", 5.8%, 2016             $  1,000,000    $      981,430
California Statewide Community Development Authority, Solid
Waste Facilities Rev. (Republic Services, Inc.), "A",
4.95%, 2012                                                           1,000,000         1,031,880
Gloucester County, NJ, Solid Waste Resource Recovery Rev
(Waste Management, Inc.), 6.85%, 2029                                   850,000           940,857
Henrico County, VA, Industrial Development Authority Rev
(Browning Ferris, Inc.), 5.45%, 2014                                  1,750,000         1,699,460
Illinois Development Finance Authority, Solid Waste Disposal
Rev. (Waste Management, Inc.), 5.85%, 2007                            4,500,000         4,611,330
Nevada Department of Business Rev. (Republic Services, Inc.),
5.625%, 2026                                                            750,000           794,063
New Morgan, PA, Industrial Development Authority, Solid Waste
Disposal Rev. (New Morgan Landfill Co, Inc./Browning Ferris,
Inc.), 6.5%, 2019                                                     1,000,000         1,004,750
                                                                                   --------------
                                                                                   $   11,063,770
-------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.2%
-------------------------------------------------------------------------------------------------
Mobile County, AL, Industrial Development Authority Rev
(Ipsco, Inc.), 6.875%, 2030                                        $    650,000    $      697,431
-------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 5.4%
-------------------------------------------------------------------------------------------------
Delaware Economic Development Authority, Economic Development
Rev. (General Motors Corp.), 5.6%, 2009                            $    455,000    $      446,965
Gulf Coast, TX, Industrial Development Authority (Valero
Energy Corp.), 5.6%, 2031                                             1,750,000         1,752,538
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.),
6.65%, 2032                                                           1,000,000         1,082,480
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017        2,220,000         2,304,826
Madison County, FL, Rev. (Twin Oaks Project), "A", 6%, 2025+            565,000           547,841
New Jersey Economic Development Authority, Economic
Development Rev. (Holt Hauling & Warehousing), 8.4%, 2015+***         1,000,000           800,000
New Jersey Economic Development Authority, Economic
Development Rev. (Holt Hauling & Warehousing), 8.6%, 2017+***         1,000,000           800,000
New York City, NY, City Industrial Development Agency Rev.,
Liberty IAC/Interactivecorp, 5%, 2035                                   620,000           622,716
Park Creek Metropolitan District, CO, Rev., Custodial
Receipts, CR-1, 7.875%, 2032##                                        1,270,000         1,413,307
Park Creek Metropolitan District, CO, Rev., Custodial
Receipts, CR-2, 7.875%, 2032##                                          580,000           645,447
Pennsylvania Economic Development Financing Authority,
Finance Authority Facilities Rev. (Amtrak), "A", 6.25%, 2031          2,000,000         2,127,140
Philadelphia, PA, Industrial Development Authority Rev. (Host
Marriott LP), 7.75%, 2017                                             3,255,000         3,287,355
Port Corpus Christ, TX, Industrial Development Authority Rev
(Citgo Petroleum Corp.), 8.25%, 2031                                    700,000           742,035
Tooele County, UT, Hazardous Waste Treatment Rev. (Union
Pacific Corp.), 5.7%, 2026                                              385,000           399,318
                                                                                   --------------
                                                                                   $   16,971,968
-------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 6.9%
-------------------------------------------------------------------------------------------------
Beauregard Parish, LA (Boise Cascade Corp.), 6.8%, 2027            $  1,000,000    $    1,073,540
Bedford County, VA, Industrial Development Authority Rev
(Nekoosa Packaging), "A", 6.55%, 2025                                 1,000,000         1,017,500
Butler, AL, Industrial Development Board, Solid Waste
Disposal Rev. (Georgia Pacific Corp.), 5.75%, 2028                      155,000           155,558
Columbus County, NC, Industrial Facilities & Pollution
Control Financing Authority (International Paper, Co.), "A",
6.15%, 2021                                                           5,000,000         5,173,200
Delta County, MI, Economic Development Corp., Environmental
Improvements Rev. (Mead Westvaco Escanaba), "A", 6.25%, 2012(++)      1,000,000         1,142,030
Delta County, MI, Economic Development Corp., Environmental
Improvements Rev. (Mead Westvaco Escanaba), "B", 6.45%, 2012(++)        500,000           572,080
Effingham County, GA, Development Authority, Solid Waste
Disposal Rev. (Fort James), 5.625%, 2018                                850,000           835,559
Hodge, LA, Utilities Rev. (Stone Container Corp.), 7.45%, 2024        3,335,000         3,933,899
Lowndes County, MS, Solid Waste Disposal & Pollution Control
Rev. (Weyerhaeuser Co.), 6.8%, 2022                                   2,000,000         2,404,760
Navajo County, AZ, Industrial Development Authority (Stone
Container Corp.), 7.2%, 2027                                            880,000           911,108
Onondaga County, NY, Industrial Development Authority Rev.,
Solid Waste Disposal Rev. (Solvay Paperboard LLC), 6.8%, 2014         1,000,000         1,051,870
West Point, VA, Industrial Development Authority, Solid Waste
Disposal Rev. (Chesapeake Corp.), 6.25%, 2019                         1,815,000         1,831,426
West Point, VA, Industrial Development Authority, Solid Waste
Disposal Rev. (Chesapeake Corp.), "A", 6.375%, 2019                     700,000           706,398
York County, SC, Pollution Control Rev. (Bowater, Inc.), "A",
7.4%, 2010                                                              935,000           943,611
                                                                                   --------------
                                                                                   $   21,752,539
-------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.9%
-------------------------------------------------------------------------------------------------
California Statewide Communities Development Authority Rev.,
East Valley Tourist (Cabazon Casino)"A", 9.25%, 2020##             $  1,155,000    $    1,257,899
Mississippi Development Bank, Special Obligation (Diamond
Lakes Utilities), 6.25%, 2017                                         1,000,000         1,023,410
Sandoval County, NM (Santa Ana Pueblo), 7.75%, 2015##                   635,000           651,256
                                                                                   --------------
                                                                                   $    2,932,565
-------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 2.0%
-------------------------------------------------------------------------------------------------
Austin, TX, Convention Center (Convention Enterprises, Inc.),
"A", 6.6%, 2021                                                    $    400,000    $      425,772
Austin, TX, Convention Center (Convention Enterprises, Inc.),
"A", 6.7%, 2028                                                         600,000           636,888
Central Falls, RI, Detention Facility Rev., 7.25%, 2035                 250,000           257,303
Cleveland Cuyahoga County, OH, Port Authority Rev. (Cleveland
City), "B", 4.5%, 2030                                                1,320,000         1,298,774
Cleveland-Cuyahoga County, OH, Port Authority Rev
(Fairmount) "B", 5.125%, 2025                                           190,000           184,855
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Myers
University), "E", 5.6%, 2025                                            135,000           134,997
Dayton Montgomery County, OH, Port Authority Rev. (Parking
Garage), 6.125%, 2024                                                 1,130,000         1,180,692
Gallery Certificate Trust, PA, Parking Rev., FSA, 4.5%, 2013+           875,000           867,983
San Antonio, TX, Convention Center, Hotel Financial Corp.,
Contract Rev. (Empowerment Zone), "A", AMBAC, 5%, 2034                  695,000           701,331
Southwestern Illinois Development Authority Rev., Solid Waste
Disposal Rev., 5.9%, 2014                                               340,000           344,077
Summit County, OH, Port Authority Building (Seville), "A",
5.1%, 2025                                                              210,000           206,176
Summit County, OH, Port Authority Building (Twingsburg
Township), "D", 5.125%, 2025                                            160,000           155,667
                                                                                   --------------
                                                                                   $    6,394,515
-------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.5%
-------------------------------------------------------------------------------------------------
Bay County, FL, Housing Finance Authority, Mulit-family Rev
(Andrews Place II Apartments), FSA, 5.1%, 2046                     $    390,000    $      373,858
Bay County, FL, Housing Finance Authority, Multi-family Rev
(Andrews Place II Apartments), FSA, 5%, 2035                            210,000           201,201
Bexar County TX, Multi-Family Housing Rev. (American
Opportunity Housing), "A", MBIA, 5.7%, 2021                           1,250,000         1,300,513
Charter Mac Equity Issuer Trust, 7.1%, 2009                           1,000,000         1,083,910
Charter Mac Equity Issuer Trust, 6%, 2019##                           2,000,000         2,113,920
Eaglebend, CO, Affordable Housing Corp., Multi-Family Rev
(Housing Project), "A", 6.4%, 2017                                    1,000,000           986,990
Florida Multi-Family Housing Finance Agency Rev. (Center
Court Apartments), 8.5%, 2018                                           830,000           836,889
GMAC Municipal Mortgage Trust, "C-1", 5.7%, 2040##                      500,000           497,090
GMAC Municipal Mortgage Trust, "B-1", 5.6%, 2039##                    1,000,000         1,016,510
Metropolitan Government of Nashville & Davidson County, TN,
Health & Educational & Housing Facilities Board Rev
(Berkshire Place), GNMA, 6%, 2023                                       500,000           522,555
Munimae, TE, Bond Subsidiary LLC, 6.875%, 2009                        2,000,000         2,169,860
Munimae, TE, Bond Subsidiary LLC, 5.4%, 2049##                        1,000,000         1,005,560
San Bernardino County, CA (Equity Residential/Redlands), "A",
5.2%, 2029                                                            2,000,000         2,056,220
                                                                                   --------------
                                                                                   $   14,165,076
-------------------------------------------------------------------------------------------------
Sales & Excise Tax Revenue - 0.2%
-------------------------------------------------------------------------------------------------
Desloge, MO, Tax Increment Rev. (U.S. Highway 67/ST Street
Redevelopment), 5.2%, 2020                                         $    525,000    $      522,617
-------------------------------------------------------------------------------------------------
Single Family Housing - Local - 2.2%
-------------------------------------------------------------------------------------------------
Cook County, IL, Single Family Mortgage Rev., "A", 0%, 2015        $     65,000    $       13,827
Corpus Christi, TX, Housing Finance Authority Rev., "B", MBIA,
0%, 2011                                                              3,000,000         1,722,030
Dallas, TX, Housing Finance Corp., Single Family Mortgage
Rev., MBIA, 0%, 2016                                                  3,015,000           982,980
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
6.625%, 2023                                                            300,000           311,616
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
6.75%, 2030                                                             455,000           477,386
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
6.3%, 2032                                                              840,000           878,774
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
"A", FNMA, 5.55%, 2037                                                1,005,000         1,059,270
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
"A", GNMA, 6.45%, 2029                                                  545,000           565,029
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
"A", GNMA, 5.65%, 2037                                                  795,000           837,175
                                                                                   --------------
                                                                                   $    6,848,087
-------------------------------------------------------------------------------------------------
Single Family Housing - Other - 0.2%
-------------------------------------------------------------------------------------------------
Texas State Affordable Housing Corp., Single Family Mortgage
Rev., "B", 5.25%, 2039                                             $    745,000    $      766,732
-------------------------------------------------------------------------------------------------
Single Family Housing - State - 2.6%
-------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., "A-2", 7.15%, 2014      $      8,000    $        8,049
Colorado Housing & Finance Authority Rev., "C-2", 5.9%, 2023            225,000           232,803
Colorado Housing & Finance Authority Rev., "C-2", FHA,
6.6%, 2032                                                              230,000           239,136
Colorado Housing & Finance Authority Rev., C-3, FHA,
6.375%, 2033                                                            105,000           108,422
Colorado Housing & Finance Authority Rev., D-2, 6.9%, 2029              480,000           499,670
Georgia Housing & Finance Authority Rev., 5.65%, 2021                 2,490,000         2,541,543
Louisiana Housing Finance Agency, Single Family Mortgage
Rev., GNMA, 6.4%, 2032                                                  260,000           264,527
Minnesota Housing Finance Agency Rev., Residential Housing
Finance "B", 4.8%, 2023                                                 260,000           262,577
Missouri State Housing Development Commission, Single Family
Mortgage Rev. (Home Loan Program), 6.35%, 2032                          355,000           367,155
Missouri State Housing Development Commission, Single Family
Mortgage Rev. (Home Loan Program), GNMA, 6.85%, 2032                    190,000           198,744
Nebraska Investment Finance Authority Single Family Mortgage
Rev., 0%, 2015                                                        6,675,000         2,703,375
Nebraska Investment Finance Authority, "C", 6.25%, 2021                 605,000           620,210
New Hampshire Housing Finance Authority Rev., "B", 5.875%, 2030         130,000           131,808
                                                                                   --------------
                                                                                   $    8,178,019
-------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.7%
-------------------------------------------------------------------------------------------------
Delaware County, PA, Industrial Development Authority Rev.,
Resource Recovery Facilities, (American Ref-fuel) "A", 6.5%, 2008  $  1,600,000    $    1,653,088
Massachusetts Development Finance Agency Rev. (Ogden
Haverhill Associates), 6.7%, 2014                                       725,000           767,007
Massachusetts Industrial Finance Agency, Resource Recovery
Rev. (Ogden Haverhill Associates), 5.6%, 2019                         2,850,000         2,868,012
                                                                                   --------------
                                                                                   $    5,288,107
-------------------------------------------------------------------------------------------------
State & Agency - Other - 0.4%
-------------------------------------------------------------------------------------------------
West Virginia, Higher Education Facilities Rev., "B", FGIC,
5%, 2034                                                           $  1,270,000    $    1,302,372
-------------------------------------------------------------------------------------------------
State & Local Agencies - 2.8%
-------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission, Building Rev.,
RITES, FGIC, 9.349%, 2016+(+)                                      $  1,300,000    $    1,563,978
Chicago, IL, Public Building Commission, Building Rev.,
RITES, FGIC, 9.349%, 2017+(+)                                         1,050,000         1,265,523
College Park, GA, Industrial Development Authority Rev
(Civic Center), AMBAC, 5.75%, 2020                                    1,000,000         1,097,230
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement Rev., Enhanced, "B", 5.375%, 2010(++)                      2,000,000         2,164,320
Houston, TX, COP, 6.3%, 2020                                            815,000           881,569
King George County, VA, Industrial Development Authority
Lease Rev., FSA, 5%, 2036                                             1,300,000         1,335,555
New Jersey Economic Development Authority Rev., School
Facilities Construction, "O", 5.25%, 2025                               640,000           675,693
                                                                                   --------------
                                                                                   $    8,983,868
-------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.2%
-------------------------------------------------------------------------------------------------
Access to Loans for Learning, California Student Loan Rev.,
7.95%, 2030                                                        $    650,000    $      683,742
-------------------------------------------------------------------------------------------------
Tax - Other - 1.8%
-------------------------------------------------------------------------------------------------
Black Hawk, CO, Device Tax Rev., 5.625%, 2017                      $    250,000    $      248,970
Dade County, FL, Special Obligations Rev., Capital
Appreciation Bond, "B", AMBAC, 0%, 2008(++)                          15,080,000         3,059,883
New Jersey Economic Development Authority Rev. Cigarette Tax,
5.5%, 2024                                                              340,000           353,498
New Jersey Economic Development Authority Rev. Cigarette Tax,
5.75%, 2029                                                             615,000           644,846
New Jersey Economic Development Authority Rev. Cigarette Tax,
5.5%, 2031                                                              270,000           277,479
New Jersey Economic Development Authority Rev. Cigarette Tax,
5.75%, 2034                                                             410,000           428,438
Virgin Islands Public Finance Authority Rev., 6%, 2006                  250,000           255,660
Virgin Islands Public Finance Authority Rev., "E", 5.875%, 2018         500,000           512,200
                                                                                   --------------
                                                                                   $    5,780,974
-------------------------------------------------------------------------------------------------
Tax Assessment - 4.8%
-------------------------------------------------------------------------------------------------
Allegheny County, PA, Redevelopment Authority Rev
(Pittsburgh Mills), 5.1%, 2014                                     $    235,000    $      240,182
Allegheny County, PA, Redevelopment Authority Rev
(Pittsburgh Mills), 5.6%, 2023                                          150,000           155,723
Arborwood Community Development District, Florida Capital
Improvement Rev. (Master Infrastructure Projects), "A",
5.35%, 2036                                                             630,000           618,458
Arborwood Community Development District, Florida Capital
Improvement Rev. (Master Infrastructure Projects), "B",
5.1%, 2014                                                              250,000           247,505
Atlanta, GA, Tax Allocation (Eastside Project), "B", 5.6%, 2030         815,000           806,923
Capital Region Community Development District, FL, Capital
Improvement Rev., "B", 5.95%, 2006                                       65,000            65,844
Chicago IL, Ryan Garfield Tax Increment Allocation, 10.125%, 2007       610,000           609,976
Concorde Estates Community Development District, FL, Capital
Improvement Rev., "B", 5%, 2011                                         770,000           768,398
Fishhawk Community Development District, FL, 5.125%, 2009               985,000           985,985
Katy, TX, Development Authority Rev., 5.8%, 2011                        825,000           849,329
Katy, TX, Development Authority Rev., "B", 6%, 2018                     925,000           952,177
Killarney, FL, Community Development District, "B", 5.125%, 2009        465,000           465,158
Lakes By The Bay South Community Development District, FL,
Special Assessment, "B", 5.3%, 2009                                   1,025,000         1,026,609
Markham, IL, Tax Increment Rev., 9%, 2012                             1,010,000         1,012,222
Middle Village Community Development District, FL, Special
Assessment, "B", 5%, 2009                                               585,000           586,427
Old Palm Community Development District, FL, Special
Assessment (Palm Beach Gardens), "A", 5.9%, 2035                        255,000           258,348
Old Palm Community Development District, FL, Special
Assessment (Palm Beach Gardens), "B", 5.375%, 2014                      380,000           378,586
Panther Trace, FL, Community Development District Rev.,
5.4%, 2008                                                               25,000            24,966
Panther Trace, FL, Community Development District Rev., "B",
5%, 2010                                                                790,000           787,401
Parkway Center, FL, Community Development District Rev., "B",
5.625%, 2014                                                          1,260,000         1,298,480
Paseo, FL, Community Development District, "B", 4.875%, 2010            505,000           499,223
Preserve At Wilderness Lake, FL, Community Development
District, Capital Improvement, "B", 5%, 2009                            455,000           450,982
Prince George's County, MD, Special Obligations (National
Harbor Project), 5.2%, 2034                                             245,000           244,388
Reunion East Community Development District, FL, Special
Assessment, 5.9%, 2007                                                  115,000           116,245
Sterling Hill Community Development District, FL, Capital
Improvement Rev., 5.5%, 2010                                            470,000           473,107
Villasol Community Development District, FL, Special
Assessment Rev., "B", 5.375%, 2008                                      375,000           377,194
Watergrass Community Development District, FL, Special
Assessment Rev., "B", 4.875%, 2010                                      935,000           931,671
                                                                                   --------------
                                                                                   $   15,231,507
-------------------------------------------------------------------------------------------------
Tobacco - 5.9%
-------------------------------------------------------------------------------------------------
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2027       $  4,105,000    $    4,332,294
California Statewide Financing Authority, Tobacco Settlement,
5.625%, 2029                                                          1,775,000         1,861,727
Childrens Trust Fund, Tobacco Settlement Rev., Puerto Rico, "A",
0%, 2050                                                              4,000,000           246,840
Childrens Trust Fund, Tobacco Settlement Rev., Puerto Rico, "B",
0%, 2055                                                              4,000,000           131,480
District of Columbia, Tobacco Settlement, 6.25%, 2024                 1,210,000         1,286,980
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement, 7.8%, 2042                                                1,000,000         1,215,780
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement "A", 5%, 2021                                                740,000           749,095
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement "A-1", 6.25%, 2033                                           785,000           860,800
Golden State, CA, Tobacco Securitization Corp., Tobacco
Settlement "A-1", 6.625%, 2040                                          125,000           140,454
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev.,
Asset Backed, "B", 5.3%, 2025                                         2,000,000         2,034,060
Louisiana Tobacco Settlement Authority, 5.5%, 2030                    1,435,000         1,484,881
New Jersey Tobacco Settlement Authority, 5.75%, 2032                    960,000           995,971
Rockland Tobacco Asset Securitization Corp., NY, Tobacco
Asset Backed, "C", 0%, 2060                                          11,045,000           183,457
South Carolina Tobacco Settlement Authority, 6.375%, 2028             1,000,000         1,062,130
South Carolina Tobacco Settlement Authority, "B", 6%, 2022            1,260,000         1,320,732
Washington Tobacco Settlement Authority, 6.5%, 2026                     155,000           167,791
Westchester, NY Tobacco Asset Securitization Corp.,
5.125%, 2038                                                            250,000           249,480
Westchester, NY, Tobacco Asset Securitization Corp.,
5.125%, 2045                                                            345,000           332,939
                                                                                   --------------
                                                                                   $   18,656,891
-------------------------------------------------------------------------------------------------
Toll Roads - 1.2%
-------------------------------------------------------------------------------------------------
E-470 Public Highway Authority, Colorado Rev., Capital
Appreciation, "B", MBIA, 0%, 2027                                  $  4,115,000    $    1,294,538
Niagara Falls, NY, Bridge Commission, Toll Rev., RITES, FGIC,
7.071%, 2015+(+)                                                      1,500,000         1,765,350
Pocahontas Parkway Assn., VA, Toll Road Rev., 0%, 2011                1,000,000           690,630
                                                                                   --------------
                                                                                   $    3,750,518
-------------------------------------------------------------------------------------------------
Transportation - Special Tax - 3.1%
-------------------------------------------------------------------------------------------------
Missouri Highways & Transportation Commission, State Road
Rev., "A", 5.625%, 2018                                            $  4,500,000    $    4,855,815
Telluride, CO (Gondola Transit Co.), 9%, 2006(++)                       750,000           771,908
Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola
Transit Co.), ETM, 11.5%, 2012(++)                                    2,900,000         4,061,740
                                                                                   --------------
                                                                                   $    9,689,463
-------------------------------------------------------------------------------------------------
Universities - Colleges - 3.5%
-------------------------------------------------------------------------------------------------
California Educational Facilities Authority Rev. (L.A
College of Chiropractic), 5.6%, 2017                               $    750,000    $      724,905
Houston, TX, Community College Systems, MBIA, 7.875%, 2025            2,500,000         3,054,900
Illinois Educational Facilities Authority Rev. (Augustana
College), "A", 5.625%, 2022                                             400,000           422,568
Islip, NY, Community Development Agency Rev. (New York
Institute of Technology), 7.5%, 2006(++)                              2,500,000         2,586,150
Louisiana State University (Health Sciences Center Project),
MBIA, 6.375%, 2031                                                    2,500,000         2,772,750
Savannah, GA, Economic Development Authority Rev. (College of
Art & Design, Inc.), 6.5%, 2009(++)                                     625,000           698,256
University of Arkansas, University Rev. (UAMS Campus), "B",
MBIA, 5%, 2034                                                          300,000           309,204
University of Colorado Enterprise Systems Rev., Refunding &
Improvement, FGIC, 5%, 2030                                             635,000           658,959
                                                                                   --------------
                                                                                   $   11,227,692
-------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 1.4%
-------------------------------------------------------------------------------------------------
California Statewide Communities, Development Authority Rev
(Escondido Charter High School), 7.5%, 2023                        $    570,000    $      577,182
California Statewide Communities, Development Authority Rev
(Escondido Charter High School), 7.5%, 2036                           1,000,000         1,014,970
Maryland Industrial Development Financing Authority, Economic
Development Authority Rev., (Our Lady of Good Council) "A",
6%, 2035                                                                150,000           151,497
Michigan Municipal Bond Authority Rev. (Detroit Academy of
Arts & Sciences), 8%, 2031                                            1,000,000         1,070,490
Michigan Municipal Bond Authority Rev. (YMCA Service Learning
Academy), 7.625%, 2021                                                1,000,000         1,065,930
Pima County, AZ, Industrial Development Authority Education
Rev. (Arizona Charter Schools), "C", 6.75%, 2031                        500,000           521,590
                                                                                   --------------
                                                                                   $    4,401,659
-------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 2.2%
-------------------------------------------------------------------------------------------------
Alaska Industrial Development Export Authority, Power Rev.,
Upper Lynn Canal Regional Power, 5.8%, 2018                        $    830,000    $      803,224
Carbon County, PA, Industrial Development Authority Rev
(Panther Creek Partners), 6.65%, 2010                                 2,370,000         2,512,769
Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
6%, 2025                                                              2,260,000         1,951,397
Pennsylvania Economic Development Financing Authority Rev.,
Resources Recovery Rev. (Colver) "G", 5.125%, 2015+                     350,000           345,181
Pennsylvania Economic Development Financing Authority Rev.,
Resources Recovery Rev. (Northampton Generating), 6.4%, 2009            350,000           351,589
Pennsylvania Economic Development Financing Authority Rev.,
Resources Recovery Rev. (Northampton Generating), 6.5%, 2013          1,000,000         1,004,720
                                                                                   --------------
                                                                                   $    6,968,880
-------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 10.2%
-------------------------------------------------------------------------------------------------
Brazos River Authority, TX, Authority Texas Rev. (Reliant
Energy, Inc.), "A", 5.375%, 2019                                   $    500,000    $      508,705
Brazos River Authority, TX, Authority Texas Rev. (Reliant
Energy, Inc.), "B", AMBAC, 5.125%, 2020                               2,000,000         2,096,280
Brazos River Authority, TX, Pollution Control Rev. (Texas
Utility Co.), "B", 6.3%, 2032                                           315,000           335,837
Brazos River Authority, TX, Pollution Control Rev. (Texas
Utility Co.), "C", 6.75%, 2038                                          715,000           784,670
Calcasieu Parish, LA, Industrial Development Board, Pollution
Control Rev. (Entergy Gulf States, Inc.), 5.45%, 2010                 1,250,000         1,258,963
Clark County, NV, Industrial Development Rev., Southwest Gas
Corp. "A", AMBAC, 4.85%, 2035                                         1,055,000         1,028,931
Connecticut Development Authority, Pollution Control Rev
(Connecticut Light & Power Co.), 5.85%, 2028                          2,000,000         2,139,720
Connecticut Development Authority, Pollution Control Rev
(Connecticut Light & Power Co.), 5.95%, 2028                          2,270,000         2,425,018
Farmington, NM, Pollution Control Rev. (New Mexico Public
Service), 5.8%, 2022                                                  2,105,000         2,134,870
Farmington, NM, Pollution Control Rev. (New Mexico Public
Service), "A", 6.3%, 2016                                             2,195,000         2,308,877
Forsyth, MT, Pollution Control Rev. (Portland General),
5.2%, 2033                                                              230,000           238,673
Matagorda County, TX (Centerpoint Energy), 5.6%, 2027                 1,500,000         1,551,255
Matagorda County, TX, Pollution Control Rev. (Reliant
Energy), 5.95%, 2030                                                  1,655,000         1,697,898
Mecklenburg County, VA, Industrial Development Authority Rev
(UAE Mecklenburg, LP), 6.5%, 2017                                       800,000           881,032
New Hampshire Business Finance Authority, Pollution Control
Rev. (Public Service of New Hampshire), 6%, 2021                      1,000,000         1,043,020
Ohio Air Quality Development Authority Rev.,Pollution
Control, Rev. (Cleveland Electric)"B", 6%, 2020                       3,000,000         3,149,640
Pennsylvania Economic Development Financing Authority Rev
(Reliant Energy Seward), "A", 6.75%, 2036                             1,155,000         1,234,995
Pima County, AZ, Industrial Development Authority Rev
(Tucson Electric Power Co.), "A", 6.1%, 2025                            650,000           650,540
Pittsylvania County, VA, Industrial Development Authority
Rev., 7.5%, 2014                                                      3,000,000         3,098,010
Port Morrow, OR, Pollution Control Rev. (Portland General
Electric), 5.2%, 2033                                                   550,000           572,963
Trinity River Authority, TX, Pollution Control Rev. (TXU
Electric Co.), 6.25%, 2028                                              500,000           545,065
West Feliciana Parish, LA, Pollution Control Rev. (Gulf
States Utilities Co.), 5.8%, 2015                                     1,500,000         1,517,655
West Feliciana Parish, LA, Pollution Control Rev. (Gulf
States Utilities Co.), 5.8%, 2016                                     1,000,000         1,004,480
                                                                                   --------------
                                                                                   $   32,207,097
-------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 3.1%
-------------------------------------------------------------------------------------------------
California State Department Water Resources Power Supply Rev
"A", 5.75%, 2017                                                   $  1,250,000    $    1,371,663
North Carolina Eastern Municipal Power Agency, Power Systems
Rev., "B", 5.55%, 2014                                                2,150,000         2,269,368
North Carolina Municipal Power Agency (Catawba Electric Rev.)
"B", 6.5%, 2020                                                       2,000,000         2,208,360
San Antonio, TX, Electric & Gas, "A", 5%, 2025                          495,000           514,656
Seattle, WA, Municipal Light & Power Rev., 5.625%, 2017               3,000,000         3,217,650
Southern California Public Power Authority (Transmission
Project Rev.), RIBS, 8.877%, 2012(+)                                    100,000           101,106
                                                                                   --------------
                                                                                   $    9,682,803
-------------------------------------------------------------------------------------------------
Water & Sewer Utility Revenue - 2.8%
-------------------------------------------------------------------------------------------------
Everett, WA, Water & Sewer Rev., MBIA, 5%, 2027                    $    280,000    $      290,312
Louisville & Jefferson, KY, District Sewer & Drain System,
"A", FGIC, 5.25%, 2037                                                  865,000           916,450
Mississippi Development Bank Special Obligations Grenada MS,
Water & Sewer Systems Project, "N", FSA, 5%, 2030                       710,000           729,944
New York City, NY, Municipal Water & Sewer Finance Authority
Rev., 5.5%, 2033                                                      5,000,000         5,361,300
New York City, NY, Municipal Water & Sewer Finance Authority,
Water & Sewer Systems Rev., "D", 5%, 2038                               760,000           779,213
Upland, CA, Public Financing Authority Rev., Water Systems
Improvement, AMBAC, 5%, 2033                                            850,000           870,035
                                                                                   --------------
                                                                                   $    8,947,254
-------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $419,104,972)              $443,125,043
-------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.9%
-------------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev
(Presbyterian University Hospital), "D", 2.7%, due 11/03/05        $    200,000    $      200,000
Burke County, GA, Development Authority Pollution Rev.,
2.7%, due 11/02/05                                                      200,000           200,000
Jefferson County, AL, Sewer Rev., 2.7%, due 11/03/05                    100,000           100,000
Jefferson County, AL, Sewer Rev., Capital Improvement
Warrants, "A", 2.7%, due 11/03/05                                       150,000           150,000
Missouri State Health & Educational Facilities Authority
Rev., Medical Research Facilities (Stowers Institute), 2.7%,
due 11/03/05                                                            200,000           200,000
New Castle, PA, Area Hospital Authority (Jameson Memorial
Hospital), 2.75%, due 11/02/05                                          125,000           125,000
Oklahoma Industries Authority, Health System Rev. (Integris
Baptist Medical Center), "B", 2.74%, due 11/01/05                       100,000           100,000
Sevier County, TN, Public Building Authority, 2.72%,
due 11/03/05                                                            300,000           300,000
Triborough Bridge & Tunnel Authority, NY, Rev., "F",
2.68%, due 11/03/05                                                   1,400,000         1,400,000
-------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                               $    2,775,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $421,879,972)                                  $  445,900,043
-------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 3.3%                                                  10,345,080
-------------------------------------------------------------------------------------------------
Preferred Shares (Issued by the Trust) - (44.3)%                                   $ (140,049,136)
-------------------------------------------------------------------------------------------------
Net Assets applicable to common shares - 100.0%                                    $  316,195,987
-------------------------------------------------------------------------------------------------

SWAP AGREEMENTS
Interest Rate Swaps
                                                                             CASH FLOWS             UNREALIZED
                       NOTIONAL PRINCIPAL         CASH FLOWS PAID            RECEIVED BY           APPRECIATION
EXPIRATION             AMOUNT OF CONTRACT          BY THE TRUST               THE TRUST           (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
11/28/15                USD  $12,000,000          Fixed - 10 Year        Floating - 3 Month             $450,001
                                                 LIBOR Swap Index         LIBOR Swap Index
                                                     (4.598%)
--------------------------------------------------------------------------------------------------------------------
 5/16/18                USD   25,000,000          Fixed - 12 Year         Floating - 7 Day               509,208
                                                  BMA Swap Index           BMA Swap Index
                                                     (3.797%)
--------------------------------------------------------------------------------------------------------------------
11/29/20                USD   30,000,000          Fixed - 15 Year        Floating - 3 Month            1,316,108
                                                 LIBOR Swap Index         LIBOR Swap Index
                                                      (4.77%)
--------------------------------------------------------------------------------------------------------------------
                                                                                                      $2,275,317
------------------------------------------------------------------------------------------------===================-
At October 31, 2005, the fund had sufficient cash and/or securities to cover any commitments under all derivative contracts.
(+) Inverse floating rate security. (++) Refunded bond.
 ** Non-income producing security - in default.
*** Interest received was less than stated coupon rate.
 ## SEC Rule 144A restriction.
  + Restricted securities (excluding 144A issues) are not registered under the Securities Act of 1933 and are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The trust holds the following restricted securities:

                                                                                                        TOTAL % OF
                                                                                                        NET ASSETS
                                                                                          CURRENT    APPLICABLE TO
                                                    ACQUISITION      ACQUISITION           MARKET           COMMON
SECURITY                                                   DATE             COST            VALUE           SHARES
------------------------------------------------------------------------------------------------------------------
Arizona Health Facilities Authority Rev. (The
Terraces Project), 7.75%, 2033                         10/17/03         $736,845         $825,878
Chicago, IL, O'Hare International Airport
Rev., RITES, FSA, 8.002%, 2022                          8/21/03        1,599,510        1,779,270
Chicago, IL, Public Building Commission,
Building Rev., RITES, FGIC, 9.349%, 2016                3/11/99        1,403,610        1,563,978
Chicago, IL, Public Building Commission,
Building Rev., RITES, FGIC, 9.349%, 2017                3/11/99        1,123,542        1,265,523
Contra Costa County, CA, Residential Rental
Facilities Rev. (Cypress Meadows), 7%, 2028             9/21/98          217,707           65,312
Gallery Certificate Trust, PA, Parking Rev.,
FSA, 4.5%, 2013                                        12/17/03          875,688          867,983
Madison County, FL, Rev. (Twin Oaks Project)
"A", 6%, 2025                                           7/13/05          555,310          547,841
New Jersey Economic Development Authority,
Economic Development Rev. (Holt Hauling &
Warehousing), 8.4%, 2015                                1/30/97        1,049,280          800,000
New Jersey Economic Development Authority,
Economic Development Rev. (Holt Hauling &
Warehousing), 8.6%, 2017                                1/30/97        1,051,940          800,000
Niagra Falls, NY, Bridge Commission, Toll
Rev., RITES, FGIC, 7.071%, 2015                         5/21/99        1,609,680        1,765,350
Pennsylvania Economic Development Financing
Authority Rev., Resources Recovery Rev.
(Colver) "G", 5.125%, 2015                              7/15/05          350,000          345,181
Waterford Township, MI, Economic Development
Corp. Rev. (Canterbury Health), 6%, 2039               12/31/98        1,500,000        1,243,170
------------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                           $11,869,486             3.8%
------------------------------------------------------------------------------------------------------------------

The following abbreviations are used in the Portfolio of Investments and are defined:

BMA                 Bond Market Assn.
COP                 Certificate of Participation
ETM                 Escrowed to Maturity
LIBOR               London Interbank Offered Rate

Insurers                                                 Inverse Floaters
--------------------------------------------------------------------------------------------------------------
AMBAC         AMBAC Indemnity Corp.                          INFLOS    Inverse Floating Security
ASST GTY      Asset Guaranty Insurance Co.                   RIBS      Residual Interest Bonds
FGIC          Financial Guaranty Insurance Co.               RITES     Residual Interest Tax-Exempt
FHA           Federal Housing Administration                           Security
FNMA          Federal National Mortgage Assn.
FSA           Financial Security Assurance, Inc.
GNMA          Government National Mortgage Assn.
MBIA          MBIA Insurance Corp.
PSF           Permanent School Fund

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS Statement of Assets and Liabilities

This statement represents your trust's balance sheet, which details the assets and liabilities composing the total value of the trust.

AT 10/31/05

ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value (identified cost, $421,879,972)             $445,900,043
Cash                                                                    83,401
Receivable for investments sold                                      3,021,069
Interest receivable                                                  8,188,055
Unrealized appreciation on interest rate swap agreements             2,275,317
Other assets                                                             2,180
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $459,470,065
-----------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------
Distributions payable on common shares                              $1,815,513
Payable for investments purchased                                    1,120,578
Payable to affiliates
  Management fee                                                        28,974
  Transfer agent and dividend disbursing costs                           9,420
  Administrative services fee                                              433
Accrued expenses and other liabilities                                 250,024
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          $3,224,942
-----------------------------------------------------------------------------------------------------

PREFERRED SHARES
-----------------------------------------------------------------------------------------------------
Series T and Series TH auction preferred shares (5,600 shares issued and outstanding at $25,000 per share) at
liquidation value plus cumulative unpaid dividends                                       $140,049,136
-----------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                                   $316,195,987
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------
Paid-in capital - common shares                                   $312,800,660
Unrealized appreciation (depreciation) on investments               26,295,388
Accumulated net realized gain (loss) on investments                (28,820,033)
Undistributed net investment income                                  5,919,972
-----------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                                   $316,195,987
-----------------------------------------------------------------------------------------------------
Preferred shares, at value
(5,600 shares issued and outstanding at $25,000 per share)                                140,000,000
-----------------------------------------------------------------------------------------------------
Net assets including preferred shares                                                    $456,195,987
-----------------------------------------------------------------------------------------------------
Common shares of beneficial interest outstanding
(39,956,885 shares issued less 55,500 treasury shares)                                     39,901,385
-----------------------------------------------------------------------------------------------------
Net asset value per common share ($316,195,987 / 39,901,385)                                    $7.92
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS Statement of Operations

This statement describes how much your trust received in investment income and paid in expenses. It also describes any gains and/or losses generated by trust operations.

YEAR ENDED 10/31/05

NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
Interest income                                                                           $28,133,695
-----------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $3,576,054
  Transfer agent and dividend disbursing costs                          104,186
  Administrative services fee                                            53,073
  Independent trustees" compensation                                     46,318
  Stock exchange fee                                                     29,566
  Preferred shares remarketing agent fee                                350,344
  Custodian fee                                                         125,621
  Printing                                                               48,597
  Postage                                                               116,278
  Auditing fees                                                          67,847
  Legal fees                                                              8,398
  Shareholder solicitation expenses                                       2,178
  Miscellaneous                                                          28,096
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $4,556,556
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (21,877)
  Reduction of expenses by investment adviser                            (1,265)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $4,533,414
-----------------------------------------------------------------------------------------------------
Net investment income                                                                     $23,600,281
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                           $(5,179,371)
  Swap transactions                                                  (4,199,183)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                   $(9,378,554)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                        $7,844,561
  Swap transactions                                                   5,078,927
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                                 $12,923,488
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                     $3,544,934
-----------------------------------------------------------------------------------------------------
Distributions declared from preferred shares                                              $(3,025,056)
-----------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $24,120,159
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS Statements of Changes in Net Assets

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 10/31                                              2005                      2004

CHANGE IN NET ASSETS
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                             $23,600,281               $23,772,695
Net realized gain (loss) on investments                            (9,378,554)               (1,940,843)
Net unrealized gain (loss) on investments                          12,923,488                 8,313,314
Distributions declared from preferred shares                       (3,025,056)               (1,507,808)
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                              $24,120,159               $28,637,358
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income                                       $(21,742,129)             $(21,706,248)
-------------------------------------------------------------------------------------------------------
Net asset value of shares issued to common shareholders in
reinvestment of distributions                                        $993,010                  $511,173
-------------------------------------------------------------------------------------------------------
Total change in net assets                                         $3,371,040                $7,442,283
-------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES
-------------------------------------------------------------------------------------------------
At beginning of period                                           $312,824,947              $305,382,664
At end of period (including accumulated undistributed net
investment income of $5,919,972 and $6,809,238,
respectively)                                                    $316,195,987              $312,824,947
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS Financial Highlights

The financial highlights table is intended to help you understand the trust's financial performance for the past 5 years.
Certain information reflects financial results for a single trust share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the trust share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the trust's independent registered public accounting firm, whose report, together with the trust's financial statements, are included in this report.
                                                                             YEARS ENDED 10/31
                                              -------------------------------------------------------------------------------
                                                     2005             2004             2003             2002             2001
Net asset value, beginning of period                $7.86            $7.69            $7.61            $7.93            $7.79
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS(S)
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income#                            $0.59            $0.60            $0.61            $0.64            $0.64
  Net realized and unrealized gain (loss)
  on investments                                     0.10             0.16             0.04            (0.38)            0.18
  Distributions declared to shareholders on
  preferred shares                                  (0.08)           (0.04)           (0.04)           (0.05)           (0.10)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.61            $0.72            $0.61            $0.21            $0.72
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income, common shares        $(0.55)          $(0.55)          $(0.53)          $(0.53)          $(0.53)
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares offering cost charged to
paid-in capital                                       $--              $--              $--              $--           $(0.05)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.92            $7.86            $7.69            $7.61            $7.93
-----------------------------------------------------------------------------------------------------------------------------
Common share market value, end of period            $8.27            $7.83            $7.49            $7.15            $7.83
-----------------------------------------------------------------------------------------------------------------------------
Total return at common market value
(%)&***++++                                         13.18            12.22            12.51            (2.23)           13.58
-----------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS APPLICABLE TO
COMMON SHARES) AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions##++++             1.44             1.46             1.51             1.56             1.49
Expenses after expense reductions##++++              1.44             1.46             1.51             1.56             1.49
Net investment income++++(S)                         7.45             7.70             7.98             8.26             8.12
Portfolio turnover                                     14                9               11               16               26
Net assets at end of period (000 Omitted)        $316,196         $312,825         $305,383         $302,010         $312,996
-----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL RATIOS (%):
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
including preferred shares##++++                     0.99             1.00             1.03             1.07             1.07
Preferred shares dividends                           0.95             0.49             0.48             0.68             1.28
Net investment income available to
common shares(S)                                     6.49             7.22             7.50             7.58             6.84
-----------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES:
-----------------------------------------------------------------------------------------------------------------------------
Total preferred shares outstanding                  5,600            5,600            5,600            5,600            5,600
Asset coverage per preferred share(+)             $81,464          $80,862          $79,533          $79,090          $80,897
Involuntary liquidation preference per
preferred share                                   $25,000          $25,000          $25,000          $25,000          $25,000
Approximate market value per preferred
share                                             $25,000          $25,000          $25,000          $25,000          $25,000
-----------------------------------------------------------------------------------------------------------------------------

 *** Certain expenses have been reduced without which performance would have been lower.
++++ Ratio excludes dividend payment on auction preferred shares.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 (+) Calculated by subtracting the trust's total liabilities (not including preferrered shares) from the trust's total assets and dividing this number by the number of preferred shares outstanding.
 (S) Effective November 1, 2001, the trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment
     Companies and began amortizing and accreting all premiums and discounts on debt securities. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change.
   & From time to time the trust may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Municipal Income Trust (the trust) is a non-diversified trust that is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, the security could decline in value, interest from the security could become taxable and the fund may be required to issue Forms 1099-DIV.

INVESTMENT VALUATIONS - Bonds and other fixed income securities, including restricted fixed income securities, (other than short-term obligations) in the trust's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the trust's portfolio are valued at amortized cost, which approximates market value as determined by the Board of Trustees. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees.

DERIVATIVE RISK - The trust may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the trust uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include swap agreements.

SWAP AGREEMENTS - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party. Net cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The trust may use swaps for both hedging and non- hedging purposes. For hedging purposes, the trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the trust may use swaps to take a position on anticipated changes in the underlying financial index.

INTEREST RATE SWAP AGREEMENTS - Interest rate swap agreements are agreements to exchange cash flows periodically based on a notional principal amount, such as the exchange of fixed rate interest payments for floating rate interest payments, which are based on a specific financial index, or the exchange of two distinct floating rate payments. The net receivable or payable associated with these payments is accrued daily and recorded as an unrealized gain or loss, and any payments received or made are recorded as realized gains or losses, in the Statement of Operations. The primary risk associated with interest rate swap agreements is that unfavorable changes in the fluctuation of interest rates could adversely impact the trust.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. The trust may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the trust. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high- yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount, for the year ended October 31, 2005, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for expiration of capital loss carry forward, amortization and accretion on debt securities, defaulted bonds and capitalized workout expenses.

The tax character of distributions declared for the years ended October 31, 2005 and October 31, 2004 was as follows:

                                                   10/31/05           10/31/04
Distributions declared from:
  Tax-exempt income                             $24,707,099        $23,043,028
  Ordinary income                                    60,086            171,028
------------------------------------------------------------------------------
Total distributions declared                    $24,767,185        $23,214,056

During the year ended October 31, 2005, accumulated undistributed net investment income increased by $277,638, accumulated net realized loss on investments decreased by $16,241,181, and paid-in capital decreased by $16,518,819 due to differences between book and tax accounting for expiration of capital loss carry forward, amortization and accretion on debt securities, defaulted bonds and capitalized workout expenses. This change had no effect on the net assets or net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed tax-exempt income                $6,143,813
          Undistributed ordinary income                     181,879
          Capital loss carryforward                     (29,598,105)
          Unrealized appreciation (depreciation)         24,798,143
          Other temporary differences                     1,869,597

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

          EXPIRATION DATE

          October 31, 2006                              $(1,383,806)
          October 31, 2009                               (2,847,429)
          October 31, 2010                               (2,883,947)
          October 31, 2011                              (10,944,821)
          October 31, 2012                               (1,858,513)
          October 31, 2013                               (9,679,589)

          ----------------------------------------------------------
          Total                                        $(29,598,105)

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the trust's average daily net assets and 6.32% of gross investment income. The management fee, from net assets and gross investment income, incurred for the year ended October 31, 2005 was equivalent to an annual effective rate of 0.78% of the trust's average daily net assets including preferred shares.

TRANSFER AGENT - The trust pays a portion of transfer agent and dividend-disbursing costs to MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS. MFSC receives a fee from the trust, for its services as registrar and dividend-disbursing agent. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. For the year ended October 31, 2005, these fees amounted to $65,291. MFSC also receives payment from the trust for out-of-pocket expenses paid by MFSC on behalf of the trust. For the year ended October 31, 2005, these costs amounted to $27,764.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement, the funds may partially reimburse MFS the costs incurred to provide these services, subject to review and approval by the Board of Trustees. Each fund is charged a fixed amount plus a fee based on calendar year average net assets. Effective July 1, 2005, the fund's annual fixed amount is $10,000. The administrative services fee incurred for the year ended October 31, 2005 was equivalent to an annual effective rate of 0.0116% of the trust's average daily net assets including preferred shares.

TRUSTEES" AND OFFICERS" COMPENSATION - The trust pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The trust does not pay compensation directly to Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFSC. The trust has an unfunded, defined benefit plan for retired Independent Trustees which resulted in a pension expense of $8,817. This amount is included in Independent trustees" compensation for the year ended October 31, 2005.

OTHER - This trust and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,265, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $64,417,586 and $67,786,102, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

          Aggregate cost                               $421,101,900
          ---------------------------------------------------------
          Gross unrealized appreciation                 $27,385,808
          Gross unrealized depreciation                  (2,587,665)
          ---------------------------------------------------------
          Net unrealized appreciation (depreciation)    $24,798,143

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the trust of up to 10% annually of its own shares of beneficial interest. During the year ended October 31, 2005, the trust did not repurchase any shares. Transactions in the trust were as follows:

                                                       Year ended 10/31/05        Year ended 10/31/04
                                                      SHARES        AMOUNT       SHARES        AMOUNT

Shares issued to shareholders in reinvestment of
distributions                                           124,307      $993,010       64,891      $511,173

(6) LINE OF CREDIT

The trust and other affiliated funds participate in a $1 billion unsecured line of credit provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the trust for the year ended October 31, 2005 was $1,974, and is included in miscellaneous expense. The trust had no significant borrowings during the year ended October 31, 2005.

(7) AUCTION PREFERRED SHARES

The trust issued 2,800 shares of Auction Preferred Shares ("APS"), series T and 2,800 of Auction Preferred Shares, series TH. Dividends are cumulative at a rate that is reset every seven days for both series through an auction process. During the year ended October 31, 2005, the dividend rates ranged from 1.495% to 2.86%. The trust pays an annual fee equivalent to 0.25% of the preferred share liquidation value for remarketing efforts associated with the preferred auction. The APS are redeemable at the option of the trust in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption if certain requirements relating to their asset maintenance coverage are not satisfied. The trust is required to maintain certain asset coverage with respect to the APS as defined in the trust's By-Laws and the Investment Company Act of 1940.

(8) CONCENTRATION OF CREDIT RISK

At October 31, 2005, 22.53% of securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 6.87% of total investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust (the "Trust") as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2005

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 2, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                          PRINCIPAL OCCUPATIONS DURING
                               POSITION(s) HELD       TRUSTEE/OFFICER       THE PAST FIVE YEARS &
NAME, DATE OF BIRTH               WITH FUND                SINCE(1)         OTHER DIRECTORSHIPS(2)
-------------------            ----------------       ---------------     -----------------------------

INTERESTED TRUSTEES
Robert J. Manning(3)            Trustee               February 2004       Massachusetts Financial
(born 10/20/63)                                                           Services Company, Chief
                                                                          Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(3)              Trustee               February 2004       Massachusetts Financial
(born 08/08/46)                                                           Services Company, Chairman
                                                                          (since February 2004); Harvard Law
                                                                          School (education), John Olin
                                                                          Visiting Professor (since July
                                                                          2002); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                  Trustee and Chair of  February 1992       Private investor; Eastern Enterprises
(born 05/01/36)                 Trustees                                  (diversified services company), Chairman,
                                                                          Trustee and Chief Executive Officer
                                                                          (until November 2000)

Lawrence H. Cohn, M.D.          Trustee               August 1993         Brigham and Women's Hospital, Senior Cardiac
(born 03/11/37)                                                           Surgeon, Chief of Cardiac Surgery
                                                                          (until 2005); Harvard Medical
                                                                          School, Professor of Surgery;
                                                                          Brigham and Women's Hospital
                                                                          Physicians" Organization, Chair
                                                                          (2000 to 2004)

David H. Gunning                Trustee               January 2004        Cleveland-Cliffs Inc. (mining products
(born 05/30/42)                                                           and service provider), Vice
                                                                          Chairman/Director (since April
                                                                          2001); Encinitos Ventures (private
                                                                          investment company), Principal (1997
                                                                          to April 2001); Lincoln Electric
                                                                          Holdings, Inc. (welding equipment
                                                                          manufacturer), Director

William R. Gutow                Trustee               December 1993       Private investor and real estate
(born 09/27/41)                                                           consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                 Trustee               December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating Officer
                                                                          (until May 2001); The Equitable Life
                                                                          Assurance Society (insurance),
                                                                          President and Chief Operating
                                                                          Officer (until May 2001)

Amy B. Lane                     Trustee               January 2004        Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                           Managing Director, Investment
                                                                          Banking Group (1997 to February
                                                                          2001); Borders Group, Inc. (book and
                                                                          music retailer), Director; Federal
                                                                          Realty Investment Trust (real estate
                                                                          investment trust), Trustee

Lawrence T. Perera              Trustee               July 1981           Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

J. Dale Sherratt                Trustee               August 1993         Insight Resources, Inc. (acquisition
(born 09/23/38)                                                           planning specialists), President; Wellfleet
                                                                          Investments (investor in health care
                                                                          companies), Managing General Partner
                                                                          (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen               Trustee               March 2005          Private investor; Prism Venture
(born 08/05/57)                                                           Partners (venture capital), Co-founder
                                                                          and General Partner (until June
                                                                          2004); St. Paul Travelers Companies
                                                                          (commercial property liability
                                                                          insurance), Director

OFFICERS
Maria F. Dwyer(3)               President             November 2005       Massachusetts Financial Services Company,
(born 12/01/58)                                                           Executive Vice President and Chief
                                                                          Regulatory Officer (since March
                                                                          2004); Fidelity Management &
                                                                          Research Company, Vice President
                                                                          (prior to March 2004); Fidelity
                                                                          Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Tracy Atkinson(3)               Treasurer             September 2005      Massachusetts Financial Services Company,
(born 12/30/64)                                                           Senior Vice President (since
                                                                          September 2004);
                                                                          PricewaterhouseCoopers LLP, Partner
                                                                          (prior to September 2004)

Christopher R. Bohane(3)        Assistant Secretary   July 2005           Massachusetts Financial Services Company,
(born 1/18/74)                  and Assistant Clerk                       Vice President and Senior Counsel (since
                                                                          April 2003); Kirkpatrick & Lockhart
                                                                          LLP (law firm), Associate (prior to
                                                                          April 2003); Nvest Services Company,
                                                                          Assistant Vice President and
                                                                          Associate Counsel (prior to January
                                                                          2001)

Jeffrey N. Carp(3)              Secretary and Clerk   September 2004      Massachusetts Financial Services Company,
(born 12/19/56)                                                           Executive Vice President, General Counsel and
                                                                          Secretary (since April 2004); Hale
                                                                          and Dorr LLP (law firm), Partner
                                                                          (prior to April 2004)

Ethan D. Corey(3)               Assistant Secretary   July 2005           Massachusetts Financial Services Company,
(born 11/21/63)                 and Assistant Clerk                       Special Counsel (since December 2004);
                                                                          Dechert LLP (law firm), Counsel
                                                                          (prior to December 2004)

David L. DiLorenzo(3)           Assistant Treasurer   July 2005           Massachusetts Financial Services Company,
(born 8/10/68)                                                            Vice President (since June 2005); JP
                                                                          Morgan Investor Services, Vice
                                                                          President (January 2001 to June
                                                                          2005); State Street Bank, Vice
                                                                          President and Corporate Audit
                                                                          Manager (prior to January 2001)

Timothy M. Fagan(3)             Assistant Secretary   September 2005      Massachusetts Financial Services Company,
(born 7/10/68)                  and Assistant Clerk                       Vice President and Senior Counsel (since
                                                                          September 2005); John Hancock
                                                                          Advisers, LLC, Vice President and
                                                                          Chief Compliance Officer (September
                                                                          2004 to August 2005), Senior
                                                                          Attorney (prior to September 2004);
                                                                          John Hancock Group of Funds, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to December
                                                                          2004)

Mark D. Fischer(3)              Assistant Treasurer   July 2005           Massachusetts Financial Services Company,
(born 10/27/70)                                                           Vice President (since May 2005); JP
                                                                          Morgan Investment Management
                                                                          Company, Vice President (prior to
                                                                          May 2005)

Brian T. Hourihan(3)            Assistant Secretary   September 2004      Massachusetts Financial Services Company,
(born 11/11/64)                 and Assistant Clerk                       Vice President, Senior Counsel and
                                                                          Assistant Secretary (since June
                                                                          2004); Affiliated Managers Group,
                                                                          Inc., Chief Legal Officer/
                                                                          Centralized Compliance Program
                                                                          (January to April 2004); Fidelity
                                                                          Research & Management Company,
                                                                          Assistant General Counsel (prior to
                                                                          January 2004)

Ellen Moynihan(3)               Assistant Treasurer   April 1997          Massachusetts Financial Services Company,
(born 11/13/57)                                                           Vice President

Susan S. Newton(3)              Assistant Secretary   May 2005            Massachusetts Financial Services Company,
(born 03/07/50)                 and Assistant Clerk                       Senior Vice President and Associate General
                                                                          Counsel (since April 2005); John
                                                                          Hancock Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief Legal
                                                                          Officer (prior to April 2005); John
                                                                          Hancock Group of Funds, Senior Vice
                                                                          President, Secretary and Chief Legal
                                                                          Officer (prior to April 2005)

Susan A. Pereira(3)             Assistant Secretary   July 2005           Massachusetts Financial Services Company,
(born 11/05/70)                 and Assistant Clerk                       Vice President and Senior Counsel (since
                                                                          June 2004); Bingham McCutchen LLP
                                                                          (law firm), Associate (January 2001
                                                                          to June 2004); Preti, Flaherty,
                                                                          Beliveau, Pachios & Haley, LLC,
                                                                          Associate (prior to January 2001)

Frank L. Tarantino              Independent Chief     June 2004           Tarantino LLC (provider of compliance
(born 03/07/44)                 Compliance Officer                        services), Principal (since June 2004);
                                                                          CRA Business Strategies Group
                                                                          (consulting services), Executive
                                                                          Vice President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (February 1997
                                                                          to March 2003)

James O. Yost(3)                Assistant Treasurer   September 1990      Massachusetts Financial Services Company,
(born 06/12/60)                                                           Senior Vice President
------------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee has been elected by shareholders and each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Ives and Sherratt and Mses. Lane and Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2004, each Trustee served as a board member of 99 funds within the MFS
Family of Funds.

The Statement of Additional Information for the Trust and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On April 20, 2005, Robert J. Manning, as Chief Executive Officer of the Trust, certified to the New York Stock
Exchange that as of the date of his certification he was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Trust filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Trust's Form N-CSR for the period covered by this report.
-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110


PORTFOLIO MANAGER                                       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Geoffrey L. Schechter                                   Deloitte & Touche LLP
                                                        200 Berkeley Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of MFS Municipal Income Trust's (the "Fund's") investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds" Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2004 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance (based on net asset value) of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund,
(v) information regarding MFS" financial results and financial condition, including MFS" and certain of its affiliates" estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS" views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS" senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees" conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees" deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees" conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2004, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 24th percentile relative to the other funds in the universe for this three-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The total return performance of the Fund's common shares was in the 44th percentile for the one-year period and the 16th percentile for the five-year period ended December 31, 2004 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS" responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's common shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered whether the Fund was subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through a material increase in the market value of the Fund's portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS" costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS" methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS" resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS" interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services (including MFS" general policy to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before December 1, 2005 by visiting the Closed-End section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds" proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:
  Public Reference Room
  Securities and Exchange Commission
  Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

In January 2006, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2005.

For federal income tax purposes, approximately 99.76% of the total dividends paid by the trust from net investment income during the year ended October 31, 2005, is designated as an exempt-interest dividend.

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call          1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time

Write to:     State Street Bank and Trust Company
              c/o MFS Service Center, Inc.
              P.O. Box 55024 Boston, MA 02205-5024

NUMBER OF SHAREHOLDERS

As of October 31, 2005, our records indicate that there are 3,222 registered shareholders and approximately 14,029 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

               State Street Bank and Trust Company
               c/o MFS Service Center, Inc.
               P.O. Box 55024 Boston, MA 02205-5024 1-800-637-2304


M F S(SM)
INVESTMENT MANAGEMENT(R)

(C) 2005 MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116.
                                                             MFM-ANN-12/05 28M

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has amended its Code of Ethics to reflect that the Registrant's Principal Financial Officer and Principal Executive Officer have changed.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. J. Atwood Ives and Mses. Amy B. Lane and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Mr. Ives and Mses. Lane and Thomsen are "independent" members of the Audit Committee as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2005 and 2004, audit fees billed to the Fund by Deloitte were as follows:

                                                       Audit Fees
       FEES BILLED BY DELOITTE:                    2005           2004
                                                   ----           ----

            MFS Municipal Income Trust          $40,017        $37,115
                     TOTAL

For the fiscal years ended October 31, 2005 and 2004, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                         Audit-Related Fees(1)              Tax Fees(2)              All Other Fees(3)
  FEES BILLED BY DELOITTE:               2005           2004           2005          2004           2005           2004
                                         ----           ----           ----          ----           ----           ----
       To MFS Municipal                    $38,900        $18,000       $10,850        $10,600             $0            $0
       Income Trust

       To MFS and MFS Related             $959,191       $928,350       $62,000        $35,000       $830,675       $32,500
       Entities of MFS
       Municipal Income
       Trust*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                              2005                         2004
                                              ----                         ----
       To MFS Municipal Income          $1,949,512                   $1,060,450
       Trust, MFS and MFS Related
       Entities#

  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
  # This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees,"
    including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees", including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the Securities and Exchange Commission's rules relating to pre-approval of non-audit services had been in effect.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f):  Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. J. Atwood Ives and J. Dale Sherratt and Mses. Amy B. Lane and Laurie J. Thomsen.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by Massachusetts Financial Services Company ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The MFS Proxy Policies are set forth below:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

    SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

         Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

                  These policies and procedures include:

                  A. Voting Guidelines;

                  B. Administrative Procedures;

                  C. Monitoring System;

                  D. Records Retention; and

                  E. Reports.

A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

         MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

         MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

         As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

         From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

         These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

           ELECTION OF DIRECTORS

MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

           CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

           NON-SALARY COMPENSATION PROGRAMS

         Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

         MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

         MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

         MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

         MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

           EXPENSING OF STOCK OPTIONS

         While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

           EXECUTIVE COMPENSATION

         MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

           EMPLOYEE STOCK PURCHASE PLANS

         MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

           "GOLDEN PARACHUTES"

         From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

           ANTI-TAKEOVER MEASURES

         In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

         MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

         MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

           REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

           ISSUANCE OF STOCK

         There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

           REPURCHASE PROGRAMS

         MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

           CONFIDENTIAL VOTING

         MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

           CUMULATIVE VOTING

         MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

           WRITTEN CONSENT AND SPECIAL MEETINGS

         Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

           INDEPENDENT AUDITORS

         MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

           BEST PRACTICES STANDARDS

         Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

           FOREIGN ISSUERS - SHARE BLOCKING

         In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

           SOCIAL ISSUES

         There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

         The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.


B. ADMINISTRATIVE PROCEDURES

1. MFS PROXY REVIEW GROUP

         The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

           a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

           b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

           c. Considers special proxy issues as they may arise from time to time.

         The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2. POTENTIAL CONFLICTS OF INTEREST

         The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

         In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

           a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

           b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

           c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

           d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

     The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3. GATHERING PROXIES

         Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4. ANALYZING PROXIES

         After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

-----------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following:
    (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.
(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

         Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

         As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

         As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

         After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

         It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

         When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

         MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

           MFS FUNDS

         Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include:
(i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

           ALL MFS ADVISORY CLIENTS

         At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

GENERAL. Information regarding the portfolio manager(s) of the MFS Municipal Income Trust (the "Fund") is set forth below.

                                                         TITLE AND FIVE YEAR
  PORTFOLIO MANAGER         PRIMARY ROLE      SINCE              HISTORY
  -----------------         ------------      -----      -------------------
Geoffrey L. Schechter    Portfolio Manager     2004     Senior Vice President of
                                                        MFS; employed in the
                                                        investment management
                                                        area of MFS since 1993

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

        >> The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).
        >> The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF FUND SHARES. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended October 31, 2005. The following dollar ranges apply:

         N. None
         A. $1 - $10,000
         B. $10,001 - $50,000
         C. $50,001 - $100,000
         D. $100,001 - $500,000
         E. $500,001 - $1,000,000
         F. Over $1,000,000

NAME OF PORTFOLIO MANAGER             DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-------------------------             -----------------------------------------
Geoffrey L. Schechter                                   N

OTHER ACCOUNTS. In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended October 31, 2005 were as follows:

                           REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                 COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                         --------------------------    -------------------------    ------------------------
                         NUMBER OF                     NUMBER OF                    NUMBER OF
       NAME              ACCOUNTS*    TOTAL ASSETS*    ACCOUNTS     TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS
       ----              ---------    -------------    --------     ------------    --------    ------------
Geoffrey L. Schechter        5        $3.5 billion         0            N/A             1       $2.5 million

-----------------
* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

------------------------------------------------------------------------------------------------------------------
                                         MFS MUNICIPAL INCOME TRUST
------------------------------------------------------------------------------------------------------------------
                                                                                              (D) MAXIMUM NUMBER
                                                                     (C) TOTAL NUMBER OF       (OR APPROXIMATE
                                                                      SHARES PURCHASED AS      DOLLAR VALUE) OF
                                                      (B) AVERAGE       PART OF PUBLICLY       SHARES THAT MAY YET
                            (A) TOTAL NUMBER OF       PRICE PAID        ANNOUNCED PLANS       BE PURCHASED UNDER
PERIOD                        SHARES PURCHASED        PER SHARE           OR PROGRAMS        THE PLANS OR PROGRAMS
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
    11/1/04-11/30/04                 0                   n/a                  0                    3,973,301
------------------------------------------------------------------------------------------------------------------
    12/1/04-12/31/04                 0                   n/a                  0                    3,973,301
------------------------------------------------------------------------------------------------------------------
     1/1/05-1/31/05                  0                   n/a                  0                    3,973,301
------------------------------------------------------------------------------------------------------------------
     2/1/05-2/28/05                  0                   n/a                  0                    3,973,301
------------------------------------------------------------------------------------------------------------------
     3/1/05-3/31/05                  0                   n/a                  0                    3,979,505
------------------------------------------------------------------------------------------------------------------
     4/1/05-4/30/05                  0                   n/a                  0                    3,979,505
------------------------------------------------------------------------------------------------------------------
    05/01/05-05/31/05                0                   n/a                  0                    3,979,505
------------------------------------------------------------------------------------------------------------------
    06/01/05-06/30/05                0                   n/a                  0                    3,979,505
------------------------------------------------------------------------------------------------------------------
    07/01/05-07/31/05                0                   n/a                  0                    3,979,505
------------------------------------------------------------------------------------------------------------------
    08/01/05-08/31/05                0                   n/a                  0                    3,979,505
------------------------------------------------------------------------------------------------------------------
    09/01/05-09/30/05                0                   n/a                  0                    3,979,505
------------------------------------------------------------------------------------------------------------------
    10/01/05-10/31/05                0                   n/a                  0                    3,979,505
------------------------------------------------------------------------------------------------------------------
          TOTAL                      0                   n/a                  0
------------------------------------------------------------------------------------------------------------------

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February
28) to 10% of the Registrant's outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2005 plan year are 3,979,505.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.
    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.
    (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MUNICIPAL INCOME TRUST
           --------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: December 22, 2005
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: December 22, 2005
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 22, 2005
      -----------------


* Print name and title of each signing officer under his or her signature.